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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 April 24, 1997

                                Carnegie Bancorp
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             (Exact name of registrant as specified in its charter)


         New Jersey                      0-2456                  22-3257100
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


    619 Alexander Road, Princeton, New Jersey                     08540
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    (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (609) 520-0601

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Item 5. Other Events.

     On April 24, 1997, the Registrant issued a press release announcing that its board of directors approved a second quarter cash dividend of $.14 per share payable on June 18, 1997 to shareholders of record on May 21, 1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CARNEGIE BANCORP
                                          (Registrant)


Dated:  May 5, 1997                         By: /s/ RICHARD ROSA
                                                ---------------------------
                                                    Richard Rosa,
                                                Chief Financial Officer
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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.                   Description
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   99       Press Release dated April 24, 1997 announcing that its board of directors approved a second quarter cash dividend of $.14 per share payable on June 18, 1997 to shareholders of record on May 21, 1997.